Connecting Innovation to Purpose Corporate Presentation May 26, 2026 Exhibit 99.2

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995, as amended, including those relating to the Company’s trial results, product development, clinical and regulatory timelines, including timing for completion of trials and presentation of data, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities, sufficiency of cash runway and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identiﬁed by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our ﬁnancial performance and involve known and unknown risks, uncertainties, and other factors, on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s ﬁlings with the Securities and Exchange Commission, including those described in our Annual Report on Form 10-K for the year ended December 31, 2025. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes limited observations derived from separate clinical settings that are not, and should not be interpreted as, direct or indirect head‑to‑head comparisons of CRB‑701 or CRB‑913 with any other product. The observations described herein are subject to change as additional data become available, and future clinical trials of CRB‑701 or CRB‑913 may not reproduce, validate, or otherwise confirm these observations. All product names, logos, brands and company names are trademarks or registered trademarks of their respective owners. Their use does not imply affiliation or endorsement by these companies. Forward-Looking Statements

PIPELINE

Two differentiated assets targeting attractive commercial opportunities

Therapy	Disease Indication	Sponsor	Pre-Clinical	Phase 1	Phase 2	Phase 3	Milestones
NEXT-GENERATION NECTIN-4 TARGETING ADC							
CRB-701	Nectin-4 positive solid tumors	**CSPC** (China)					Phase 3 in cervical, Phase 2 in mUC
		Corbus (US + Europe) *FDA Fast Track Designation granted HNSCC and Cervical*					ASCO26 data HNSCC and cervical cancer
HIGHLY PERIPHERALLY-RESTRICTED CB1 INVERSE AGONIST							
CRB-913	Obesity and related conditions	**Corbus**					Data for 16-week dose-range study in obesity (n=240) expected in summer 2026

$138M Cash, cash equivalents & investments as of March 31, 2026: approximately 17.7M common shares issued and outstanding (~21.4M fully diluted shares)

3

CORBUS PHARMACEUTICALS

CRB-701 Next-Generation Nectin-4 ADC targeting oropharyngeal (OPSCC) and cervical cancers

STRUCTURE

CRB-701: Reimagining the next-generation Nectin-4 ADC

Novel Nectin-4 Antibody
ADCC + CDC functionality


Cathepsin-B
Cleavage Site
O
N
H
NH
H_2N
OH

Glutamine Focused Side Chain Conjugation

Payload: MMAE Microtubule Disruption

Precise & stable DAR of 2

2x internalization vs. PADCEV®

Reduced free MMAE

	CRB-701	PADCEV® enfortumab vedotin-ejfv
DAY 1	CRB-701	1.25 mg/kg
DAY 8	dose holiday	1.25 mg/kg
DAY 15	dose holiday	1.25 mg/kg
DAY 22		dose holiday
DAY 28		

Source(s): Modified image from Corbus data on file; Corbus data on file; PADCEV® FDA label
MMAE = Monomethyl auristatin E; ADCC = antibody-dependent cellular cytotoxicity; CDC = complement dependent cytotoxicity

5

CORBUS PHARMACEUTICALS

PHASE 1 DESIGN

CRB-701-01 Study design (US and Europe)

BERLIN 2025 ESMO congress

Dose escalation/ de-escalation decisions were made based on the occurrence of DLTs

Dose escalation

- 1.8 mg/kg Q3W — 21-day observation
- 2.7 mg/kg Q3W — 21-day observation
- 3.6 mg/kg Q3W — 21-day observation
- 4.5 mg/kg Q3W — 21-day observation

2026 ASCO ANNUAL MEETING

Dose levels in part B were defined by the pharmacologically active dose range identified in part A

Dose Optimization (Project Optimus): HNSCC & cervical

RANDOMIZATION 1:1

- 2.7 mg/kg Q3W
- 3.6 mg/kg Q3W

CRB-701 + pembrolizumab data expected in Q1 2027

cORR, confirmed objective response rate; DLT, dose-limiting toxicity; DoR, duration of response; MMAE, monomethyl auristatin E; PFS, progression-free survival; Q3W, every 3 weeks

6

CORBUS PHARMACEUTICALS

Baseline Characteristic HNSCC Cervical Median age (range) 62 (24–78) 54 (32–78) Sex (M/F) 89.3% / 10.7% NA/100% ECOG PS** 0, 1, 2 47%, 52%, 1% 44%, 56%, 0% Weight in kg mean (range) 75.2 (41.3–132.8) 64.3 (39.0–99.0) Prior therapies median (range) 3 (1–9) 3 (1–7) Enrolled Tumor Types Safety Population Efficacy Evaluable Population Non-evaluable* Study Population treated with monotherapy CRB-701 (All tumors, all doses, parts A+B of study) 317 NA NA HNSCC (2.7 mg/kg and 3.6 mg/kg) 75 71 4 Cervical (2.7 mg/kg and 3.6 mg/kg) 72 70 2 ASCO 2026: Key characteristics & tumor types Source(s): ASCO April 1, 2026 data cut **ECOG = Eastern Cooperative Oncology Group Performance Status; HNSCC = Head and Neck Squamous Cell Carcinoma *Patients enrolled but did not reach first scan BASELINE

TRAE n=317 (%) Grade 3 19.2% Grade 4 0.9% Grade 5 None PERIPHERAL NEUROPATHY (broad terms*) Grade 1 and 2 7.3% Grade >3 None SKIN (most common, excluding alopecia) Pruritus 14.2% Dry skin 13.2% Rash 5.7% Grade 3 - rash 0.3% Grade ≥4 None OCULAR Overall 66.2% Grade 3 12.6% Grade 4 0.3%** DISCONTINUATIONS Due to AE 2.8% Due to ocular AE 1.9% ASCO 2026: Study safety population TRAEs ≥20% (n=317) Source(s): ASCO April 1, 2026 data cut *Standardized MedDRA Category Search; ** Grade 4 resolved to Grade 1 following dose interruption; TRAEs = Treatment-Related Adverse Events  Fatigue PROPORTION OF PATIENTS (%) Dysgeusia Alopecia Keratitis SAFETY

ASCO 2026: Safety Summary (TRAEs, N=317) Source(s): ASCO April 1, 2026 data cut; *Standardized MedDRA Category Search; **general rash; TRAEs = Treatment-Related Adverse Events; Only 1 in 4 patients experienced skin AEs (excluding alopecia) Just a single Grade 3 event (1/317**) and no Grade >4 No cases of Stevens-Johnson syndrome (SJS) or toxic epidermal necrolysis (TEN) Low rates of skin adverse events Patients with dose reductions (15.5%) Patients with dose interruptions (37.2%) Few discontinuations due to eye toxicities (1.9%) Eye toxicities manageable with prophylaxis and dose modification 7.3% (all grade 1 or 2)* Potentially best-in-class for peripheral neuropathy SAFETY

CRB-701 in 2L+ Oropharyngeal Head and Neck Cancer (OPSCC)

What is Oropharyngeal Squamous Cell Carcinoma (OPSCC)? Source(s): Image Corbus licensed ChatGPT account DEFINITION

OPSCC is on the rise in the U.S. as prevalence of HPV+ in HNSCC is increasing: 11%  57% over last 30 years Source(s): Data generated by Greenhill: (1) Portugal et al., 1997; (2) Dahlstrom et al., 2003; (3) Chaturvedi et al., 2008; (4) Cole et al., 2012; (5) Bauml et al., 2017; (6) Wu et al., 2021; (7) Sacco et al., 2021  (8) Chung et al., 2022; and (9) Corbus ASCO April 1, 2026 data cut OPSCC HPV+ RISING

↑ HPV+ Pathway ↓ HPV- Pathway Two Opposing Drivers ↑ HPV+ HNSCC (younger, non-smoking patients) ↓ HPV− HNSCC (older, heavy smoker/drinker patients) OPSCC growing in HNSCC: HPV+ incidence is growing while HPV- is decreasing Source(s): Data generated by Greenhill; (1) Chaturvedi, A. K. et al., 2011; (2) The ASCO Post. 2019, August 21; (3) Chen, A. M., 2024 Shift in sexual behavior (HPV is sexually transmitted) Tobacco control & public-health campaigns since the 1960s Oral HPV-16 transmission & persistent oropharyngeal infection Sharp decline in U.S. smoking and heavy alcohol use (1) (1) (1) (1) (2) (2) (3) U.S. Incidence per 100,000 OPSCC RISING

Hypothesis: CRB-701 in OPSCC vs. other HNSCC? Source(s): 1. Ozdogan et al 2025 2. Sander et al, 2022, 3. Swiecicki et al 2026. HPV+ tumors (80–90% of OPSCC)1 Associated with higher Nectin-4 expression2 HPV+ selectivity seen with PADCEV in 1L HNSCC3 RATIONALE

Enrolled Tumor Types HNSCC All-comers ( n=75 ) OPSCC Subset ( n=41 ) Other HNSCC anatomical subsets ( n=34 ) Median age (range) 62 (24–78) 62.0 (36–77) 62 (24–78) Sex (M/F) 89.3% / 10.7% 90.2% / 9.8% 88.2% / 11.8% ECOG PS 0, 1, 2 47%, 52%, 1% 58.5%, 41.5%, 0% 32.4%, 64.7%, 2.9% Weight in kg mean (range) 75.2 (41.3, 132.8) 79.0 (51.8, 132.8) 70.5 (41.3, 105.2) Prior therapies median (range) 3 (1–9) 3 (1–9) 2 (1–7) HPV Status (Positive, Negative, Missing) 57.3%, 40%, 2.7% 85.4%, 14.6%. 0% 23.5%, 70.6%, 5.9% Disease status (Locally Advanced or Metastatic) 16%, 84% 4.9%, 95.1% 29.4%, 70.6% ASCO 2026: Key characteristics in HNSCC and subsets Source(s): ASCO April 1, 2026 data cut ECOG = Eastern Cooperative Oncology Group Performance Status; HNSCC = Head and Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal Squamous Cell Carcinoma BASELINE

HNSCC ASCO 2026: OPSCC associated with HPV positivity in our study (as expected) Source(s): ASCO April 1, 2026 data cut BASELINE

2.7 mg/kg 3.6 mg/kg cORR 20.0% (4/20) 42.9% (9/21) DCR 90.0% (18/20) 85.7% (18/21) 2.7 mg/kg 3.6 mg/kg cORR 7.1% (1/14) 0.0% (0/16) DCR 57.1% (8/14) 62.5% (10/16) ASCO 2026: CRB-701 confirmed responses favor OPSCC Source(s): ASCO April 1, 2026 data cut; Patients are summarized on the treatment and dose level assigned at enrollment/randomization. Best Overall Response is displayed at the end of each bar. HNSCC = Head & Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal anatomical subset of HNSCC; cORR = confirmed Objective Response Rate; DCR = Disease Control Rate OPSCC ( n=41 ) EFFICACY Non-OPSCC ( n=30 )

EFFICACY

ASCO 2026: CRB-701 had longer durability in OPSCC

OPSCC
(n=41)

Endpoint *(months)*	2.7 mg/kg *(n=20)*	3.6 mg/kg *(n=21)*
DoR	4.8	6.3
PFS	4.2	5.6



Subject Details
3.6 mg/kg
2.7 mg/kg
HNSCC
Complete Response
Partial Response
Stable Disease
Progressive Disease
Not Evaluable
Treatment Ongoing
0 10 20 30 40 50 60 70 80
WEEKS ON TREATMENT

Non-OPSCC
(n=30)

Endpoint *(months)*	2.7 mg/kg *(n=14)*	3.6 mg/kg *(n=16)*
DoR	4.4	NA
PFS	2.3	2.7



Subject Details
3.6 mg/kg
2.7 mg/kg
HNSCC
Complete Response
Partial Response
Stable Disease
Progressive Disease
Not Evaluable
Treatment Ongoing
0 10 20 30 40 50 60 70 80
WEEKS ON TREATMENT

18

Source(s): ASCO April 1,2026 data cut; HNSCC = Head & Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal Squamous Cell Carcinoma; DoR = Duration of Response; PFS = Progression-Free Survival

3.6 mg/kg Q3W OPSCC ( n=21 ) Non-OPSCC ( n=16 ) cORR 42.9% 0% DCR 85.7% 62.5% DoR (months) 6.3 NA PFS (months) 5.6 2.7 % responders HPV+ 89% (8 out of 9) NA ASCO 2026: Efficacy summary at 3.6 mg/kg Q3W OPSCC is indication of choice EFFICACY Source(s): ASCO April 2026 data cut; OPSCC = Oropharyngeal Squamous Cell Carcinoma;  cORR = confirmed Objective Response Rate; DCR = Disease Control Rate DoR = Duration of Response; PFS = Progression-Free Survival Supports 3.6 mg/kg dose for registrational studies

PEERS

Contextualizing monotherapy CRB-701 and petosemtamab in 2L HPV+/OPSCC

RP2D OPSCC population →	Petosemtamab* (n=15)***	CRB-701** (n=21)
Dosing regimen	1500mg Q2W	3.6mg/kg Q3W
Efficacy (cORR)	13% (2/15) in OPSCC HPV+ only	50% (8/16) in OPSCC HPV+ only **43% (9/21) in OPSCC all types**
Median DoR (months)	6.2 in HNSCC	**6.3 in OPSCC (ongoing)**
PFS (months)	4.9 in HNSCC	**5.6 in OPSCC (ongoing)**
TRAEs Grade 3 & greater	59% in HNSCC	**14.3% in OPSCC**

Source(s): * ESMO ASIA data Dec 2024. **ASCO April 1, 2026 data cut; *** Petosemtamab's DOR PFS and TRAE was based total HNSCC study population(n=75)
OPSCC = Oropharyngeal Squamous Cell Carcinoma; HNSCC = Head and Neck Squamous Cell Carcinoma; cORR = confirmed Objective Response Rate; DoR = Duration of Response; PFS = Progression-Free Survival

20

CORBUS PHARMACEUTICALS

TEMPO-1: Expect to launch registrational study in 2L OPSCC summer 2026 ELIGIBLE POPULATION Recurrent OPSCC Prior Platinum & Anti–PD-(L)1 RANDOMIZED 3.6 mg/kg dose 1:1 CRB-701
Monotherapy N≈125 INVESTIGATOR’S CHOICE Monotherapy
N≈125 ADAPTIVE FEATURE
Interim Analysis → Sample Size Re-Estimation Seamless Phase 2 → Phase 3 Transition PRIMARY (Accelerated Approval) ORR PRIMARY (Full Approval) OS STUDY DESIGN

Padcev® + Keytruda cORR All 39% (16/41) HPV+ 82% (9/11) HPV- 23% (7/30) 1L OPSCC potential: the precedent of Padcev® + Keytruda®  in 1L Source(s): 1. Swiecicki et al 2026 2. Van Herpen ASCO 2025 3.Hanna et al 2026; cORR = confirmed Objective Response Rate Investigator-assessed cORR HPV+ cORR Peto + Keytruda2 50% (4/8) Ficerafusp Alfa + Keytruda3 27% (3/11) 1L POTENTIAL

Strategy and anticipated next steps Broad alignment reached with FDA on a 2L registrational study with 250 OPSCC patients Report 1L CRB-701 + Keytruda® data early 2027 Seek accelerated approval based on ORR and final marketing approval based on OS Begin registrational study summer 2026 with interim ORR read out expected in fall of 2028 NEXT STEPS

Cervical Cancer Acute unmet need in 2L in poorly addressed market

Cervical Cancer: Commercial Opportunity for CRB-701 Source(s): 1. https://www.cancer.org/cancer/types/cervical-cancer/about/key-statistics.html , 2. Study reveals why cervical cancer screening rates are declining, which populations are most affected - UTHealth Houston School of Public Health , 3. HPV Vaccination | Cancer Trends Progress Report , 4. GlobalData Report-Cervical Cancer Global Drug and Market Analysis to 2030 Immigration of unvaccinated adult women Socio-economics and vaccine hesitancy Numbers rising Girls ages 13–15 remain unvaccinated for HPV (2022 NIH data) Annual new cases in U.S. 4,000 annual deaths U.S. market for cervical cancer treatment 14,000 1 39% 3 $1.8B 4 2 CERVICAL CANCER

FULL APPROVAL Few options for 2L cervical cancer Source(s): Vergote et al 2024 1L 2L Tisotumab vedotin Single-Agent Chemo Carbo + Paclitaxel +/- Beva +/- Pembrolizumab ACCELERATED APPROVAL 2021 2024 CERVICAL CANCER

Efficacy**** ORR 17.8% PFS 4.2 months OS 11.5 months Adverse event profile**** Ocular (Black Box) 55% (all grades) Peripheral neuropathy 39% (all grades) Bleeding 51% (all grades) Rash 25% (all grades) USA numbers Value R/M patients receiving 2L treatment 38%* Annual price (WAC) $466,208** Annualized sales (global) $328mm*** Tivdak® demonstrates a commercial potential that could be further improved Source(s): *Leath et al. 2023, **MERCI Feb 2025, *** Tivdak sales for 9 months ended September 30, 2025 = $246mm-(Pfizer$115mm + Genmab-$131mm), **** Per FDA Prescription Label CERVICAL CANCER

Enrolled Tumor Types Safety Population Efficacy Evaluable Population Cervical 72 70 Baseline Characteristic Cervical Median age (range) 54 (32, 78) Sex (M/F) NA/100% ECOG PS 0, 1, 2 44.4%, 55.6%, 0% Weight in kg mean (range) 64.3 (39.0–99.0) Prior therapies median (range) 3 (1–7) ASCO 2026: Key characteristics & tumor types Source(s): ASCO April 1, 2026 data cut ECOG = Eastern Cooperative Oncology Group Performance Status BASELINE

CRB-701 ASCO 2026 : Waterfall plot (N=70) Source(s): ASCO April 2026 data cut; Patients are summarized on the treatment and dose level assigned at enrollment/randomization. Best Overall Response is displayed at the end of each bar. cCR = confirmed Complete response; cORR = confirmed Objective Response Rate; DCR = Disease Control Rate Best % Change from Baseline in Sum of Diameters (%) DOSE MG/KG 2.7 mg/kg ( n=38 ) 3.6 mg/kg ( n=32 ) cCR 1 2 cORR 18.4% (7/38) 34.4% (11/32) DCR 55.3% (21/38) 75.0% (24/32) CERVICAL CANCER

Subject Details WEEKS ON TREATMENT 3.6 mg/kg 2.7 mg/kg CRB-701 ASCO 2026: Swimmer plots (N=70) Source(s): ASCO April 1, 2026 data cut; DoR = Duration of Response; PFS = Progression-Free Survival Months 2.7 mg/kg ( n=38 ) 3.6 mg/kg ( n=32 ) DoR 6.8 8.0 PFS 2.8 4.3 CERVICAL Complete Response Partial Response Stable Disease Progressive Disease Not Evaluable Treatment Ongoing CERVICAL CANCER

CRB-701* ( n=32 ) Tivdak® ( n=253**) IC Chemo 2L+ ( n=249*** ) Mechanism Nectin-4 ADC with MMAE payload (DAR 2) Tissue factor ADC with MMAE payload (DAR 4) Anti-metabolite, cytoskeleton disruption, topoi inhibition etc. Target population 2L 2L 2L Dosing regimen 3.6 mg/kg Q3W 2 mg/kg Q3W various Efficacy (ORR)**  34.4% 17.8% 5.2% DoR months** 8.0 5.3 5.7 PFS months 4.3 4.2 2.9 OS months TBD 11.5 9.5 CRB-701 potential to differentiate from current standard of care in 2L Source(s): * ASCO April 1, 2026 data cut; ** Vergot et al 2024 ORR = Objective Response Rate; DoR = Duration of Response; PFS = Progression-Free Survival; OS = Overall survival CERVICAL CANCER

Strategy and anticipated next steps Broad alignment reached with FDA on a registrational study in 2L cervical cancer Oral presentation at ASCO 2026 Seek accelerated approval based on ORR and full marketing approval based on OS Control arm: Physicians’ choice standard of care (Tivdak® or chemo) NEXT STEPS

CRB-913 Daily oral small molecule targeting chronic obesity management Data from Phase 1a SAD/MAD study

% Patients on incretin Tx (Real world data) What are the emerging unmet needs in the obesity landscape? Source(s): *Cartwright et al 2025, **AP Nov 2024 GLP-1 discontinuation @ 1 year for obesity patients* 64%

Alternatives to GLP-1 for resistant/intolerant/ partial-responders Lifelong weight maintenance using daily pill post weight loss Avoiding sarcopenia CRB-913's opportunity to reshape the obesity treatment paradigm

MOA Company Function Monotherapy weight loss? CB1 inverse agonism Corbus, Novo Appetite suppression, weight loss & muscle sparing Yes Pan-agonist bitter taste receptor Aardvark Appetite suppression No INHBE siRNA Wave, Arrowhead Fat reduction + muscle buildup No CB1 inverse agonism is a new non-incretin MOA that leads to weight loss Source(s): Competitor data obtained from respective company websites

CB1 is a well-understood receptor in metabolism Source(s): Targeting the endocannabinoid system in diabesity: Fact or fiction?, Drug Discovery Today, Deeba et al. Mar 2021. PAPERS 9K in PubMed on CB1 and metabolism

CRB-913 is designed to be a highly peripherally restricted inverse agonist


SANOFI
Rimonabant
Bristol Myers Squibb
Ibipinabant
Pfizer
Otenabant
MERCK
Taranabant
novo nordisk
Monlunabant
CORBUS PHARMACEUTICALS
CRB-913

1/50th

Brain:plasma ratio
CRB-913 vs. Rimonabant*

1/15th

Brain level
CRB-913 vs. Monlunabant*

30% ↑

Increase in peripheral levels
in humans vs. Monlunabant**

Source(s): *Corbus murine data; **Corbus PK modeling

38

CORBUS PHARMACEUTICALS

How does peripheral CB1 inverse agonism affect appetite? Appetite Fat Oxidation Recent paper sheds light on potential MOA:

25 mg 75 mg 150 mg 300 mg CRB-913 SAD/MAD study (Phase 1 unit in US, total n=112) Source(s): Corbus SAD/MAD data 150 mg Participants with obesity # PER COHORT Placebo 2 CRB-913 6 150 mg Fed Single Ascending Dose (SAD) (n=64) CONTEXT Rimonabant efficacious dose: 20 mg QD / Monlunabant efficacious dose: 10 mg QD 7-Day Multiple Ascending Dose (MAD) (n=48) 600 mg # PER COHORT Placebo 3 CRB-913 9 9 mg 150 mg Participants with obesity 25 mg 75 mg 150 mg

Emerging weight loss observed with CRB-913 in participants with obesity (150 mg MAD cohort) Source(s): December 2025 MAD Data Note: Baseline is defined as the last available measurement taken prior to the first dose of study drug. Percent change in body weight is defined as body weight at Day 14 minus body weight at baseline divided by body weight at baseline multiplied by 100. INDIVIDUAL PARTICIPANTS Obese cohort (average BMI 36) PLACEBO CRB-913 Body Weight Change (%) 150 mg/day OD for 7 days of dosing + additional 7 days observation = 14 DAYS IN-CLINIC Participants reported reductions in food-related thoughts and cravings 2.9% average placebo-adjusted weight loss @ day 14

Weight loss observed with CRB-913 starts early and deepens Source(s): December 2025 MAD Data Baseline is defined as the last available measurement taken prior to the first dose of study drug. Percent change in body weight is defined as body weight at the given day minus body weight at baseline divided by body weight at baseline multiplied by 100. Body Weight Change (%) DAYS 24HR POST LAST DOSE Obese cohort (average BMI 36) daily mean weight

Placebo-adjusted weight loss 0% 2.0% 1.5% BMI range 23.5 to 31.4 22.3 to 31.8 24.4 to 31.3 Signals of weight loss in all-comer participants in MAD cohorts at lower doses Source(s): December 2025 MAD Data Baseline is defined as the last available measurement taken prior to the first dose of study drug. Percent change in body weight is defined as body weight at Day 14 minus body weight at baseline divided by body weight at baseline multiplied by 100. Average BMI of 28  lower potential for weight loss IMPORTANT Weight loss for 75 mg QD similar to 150 mg QD Body Weight Change (%)

Placebo-adjusted weight loss cross-trial comparison for MAD studies 2mg 6mg 16mg 24mg 150 mg CRB-913 0 -1 -2 -3 -4 8 15 22 29 Emerging data CRB-913 vs. orforglipron MAD: Deeper and faster weight loss? Source(s): All comparator data points are approximated and based on extracted figures reported from Pratt et al 2023 and Corbus December 2025 MAD Data. These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons with our competitors. Change from baseline in body weight (kg) TIME (DAYS)

Adverse Event CRB-913* Orforglipron** GI TOLERABILITY Nausea None 12%–22% Constipation None 11%–23% Vomiting None 0%–18% NEUROPSYCH CSSRS Negative Negative PHQ-9 Negative Negative GAD-7 Negative Negative CRB-913 vs. Orforglipron MAD data: Differentiated emerging safety Source(s): *Corbus December 2025 MAD Data; **Pratt et al 2023; These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons with our competitors.

Drug Company Placebo Adjusted WL (%) Type CRB-913 (150 mg) -2.9% Small molecule Orforglipron (2 mg) -1.4% small molecule Aleniglipron (5 mg) -1.3% small molecule Elecoglipron (50 mg) 0% small molecule Semaglutide (40 mg) -0.7% oral peptide VK2735 (30 mg) -1.8% oral peptide Contextualizing weight loss in 2 weeks across oral MAD obesity clinical data sets Source(s): All comparator data points are approximated and based on extracted figures reported from Pratt et al 2023, Viking press release-March 2024  Haggag et al 2024, Davies et all 2017, Corbus data. These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons with our competitors.

Potential clinical usage and supportive clinical or pre-clinical data (1 of 3) INSENSITIVE PATIENTS Only hope is non-incretin MOA INTOLERANT PATIENTS CRB-913 has markedly mild GI tox HIGH RISK PATIENTS (sarcopenia) CB1 inverse agonism not associated with sarcopenia 1 CRB-913 monotherapy therapy for incretin insensitive / intolerant / high-risk patients

Potential clinical usage and supportive clinical or pre-clinical data (2 of 3) Source(s): Morningstar et al 2023 2 Combination with oral incretin agonists  potentially enhances efficacy OR improve tolerability

Potential clinical usage and supportive clinical or pre-clinical data (3 of 3) Source(s): Morningstar et al 2024 3 “Induction/maintenance” model: Goal to potentially maintain weight loss post incretin analog therapy Vehicle PO QD Semaglutide Day 1–41 Semaglutide Day 1–21; Vehicle Day 22–41 Semaglutide Day 1–21; CRB-913 Day 22–41 DAY Body weight change (%)

At day 41 ( end of study period ) SEMA  SEMA SEMA  CRB-913 DIFFERENCE Weight loss (%) -13.6 -17.1 ↑ 25% Fat change from baseline -3.65% -8.65% ↑ x2.3 Weight loss from CRB-913 driven by further fat loss following semaglutide in DIO mouse model Source(s): Morningstar et al 2024 ** SEMA  SEMA SEMA  CRB-913 VEHICLE Fat change (%) from Day 0 **p<0.01 vs. VEHICLE

What could the addressable market opportunity look like for CRB-913? Source(s): *Cartwright et al 2025; **AP Nov 2024 % Patients on incretin Tx (Real world data) Induction by incretin analogs  maintenance by CRB-913 AND / OR Combo-therapy for additional weight loss Orthogonal MOA CRB-913 in line with previous CB1 oral drugs  mild GI AEs

Initiated: Phase 1b study COMPLETION SUMMER 2026 CRB-913 phase 1b ( CANYON-1 ) Monlunabant phase 2a Subjects with obesity 240 240 Location USA Canada Cohorts (all QD) Placebo, 20, 40 and 60 mg Placebo, 10, 20 and 50 mg Titration Yes No Exclude PHQ-9 > 4 at baseline Yes No Matching Placebo QD 12-Week Treatment Phase ( CRB-913 or Placebo QD ) 20 mg QD 20 mg QD 40 mg QD 20 mg QD 40 mg QD 60 mg QD 4-week safety follow-up Randomization 1:1:1:1 n=240 (60 per arm)

What did we learn from the CRB-913 SAD/MAD data? High peripheral restriction  favorable safety + tolerability CRB-913 elicits weight loss that starts early and deepens Weight loss is not driven by GI AEs Weight loss is associated with restriction to the periphery

Leadership Upcoming Catalysts

Management Team Yuval Cohen, PhD Chief Executive Ofﬁcer, Director  Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005. Sean Moran, CPA, MBA Chief Financial Ofﬁcer Corbus co-founder and Chief Financial Officer since 2014. Prior senior financial management experience in emerging biotech and medical device companies. Ian Hodgson, PhD Chief Operating Officer Dr. Hodgson joined Corbus in 2022. Previously he held senior leadership positions in biotech and contract research organizations. Most recently served as V.P., Head of Clinical Services at TMC Pharma. Christina Bertsch, M.A. Head of Human Resources Accomplished senior human resource executive providing strategic HR consulting services to both large and small businesses across a variety of industries. Nishant Saxena, MBA Chief Business Officer Mr. Saxena joined Corbus in May 2026. Most recently he was CFO at Jeune Aesthetics, Inc. and previously was a healthcare investment banker at Evercore.

Board of Directors



Rachelle Jacques

Chair of the Board

More than 30-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-profile product launches in rare diseases; CEO of Vasque Bio and former CEO of Enzyvant Therapeutics (now Sumitomo Pharma) and Akari Therapeutics (NASDAQ: AKTX)



Anne Altmeyer, PhD, MBA, MPH

Director

Greater than 25 years of experience advancing oncology R&D programs and leading impactful corporate development transactions; former CEO of TigaTx (acquired by Epsilogen Ltd)



Winston Kung, MBA

Director

More than 20 years of senior financial, business development and investment banking experience; currently CFO of ArriVent. (NASDAQ: AVBP)



John K. Jenkins, MD

Director

Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND.



Yong (Ben) Ben, MD, MBA

Director

25 years of oncology R&D experience across industry and academia. CMO of BridgeBio Oncology Therapeutics and former CMO of BeiGene.



Yuval Cohen, PhD

Chief Executive Officer, Director

Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005.



Brent Pfieffenberger, PharmD, MBA

Director

President and CEO of Century Therapeutics (NASDAQ: IPSC). Former SVP Head of U.S Oncology at BMS

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CORBUS PHARMACEUTICALS

Upcoming anticipated corporate milestones FDA update - registrational study protocol Phase 1/2 monotherapy data CRB-701 + Keytruda® 1L OPSCC data April 2026 Mid-2026 Early 2027 CRB-701 Complete Phase 1 SAD/MAD Start Phase 1b study Complete Phase 1b dose ranging study Q4 2025 Q4 2025 Summer 2026 CRB-913